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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 25, 2002

                             STRAYER EDUCATION, INC.
             (Exact name of registrant as specified in its charter)


              Maryland                   000-21039              52-1975978
-------------------------------      ----------------        -------------------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)       Number)                 Identification No.)


1100 Wilson Boulevard Suite 2500 Arlington, VA                 22209
----------------------------------------------               ----------
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 5. Other Events.


On November 25, 2002, Strayer Education, Inc. announced that it had declared its regular quarterly common stock cash dividend for the Fourth Quarter in the amount of $0.065 per share payable on January 22, 2003 to all holders of record on January 8, 2003. The November 25, 2002 Press Release is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     99.01 Press Release dated November 25, 2002


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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Strayer Education, Inc.
Date:  November 25, 2002       By: /s/ Mark C. Brown
                               ---------------------
                               Mark C. Brown
                               Senior Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX



     EXHIBIT                        DESCRIPTION
----------------           --------------------------
99.01                      Press Release dated November 25, 2002.








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--------------------------------------------------------------------------------
                                                                   EXHIBIT 99.01
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE
                                               CONTACT: MARK C. BROWN
                                                        CHIEF FINANCIAL OFFICER
                                                        STRAYER EDUCATION, INC.
                                                        (703) 247-2514

                                                        SONYA UDLER
                                                        VICE PRESIDENT
                                                        CORPORATE COMMUNICATIONS
                                                        STRAYER EDUCATION, INC.
                                                        (703) 247-2517
                                                        SONYA.UDLER@STRAYER.EDU


  STRAYER EDUCATION, INC. ANNOUNCES FOURTH QUARTER COMMON STOCK CASH DIVIDEND


ARLINGTON, VA., NOVEMBER 25, 2002 -- Strayer Education, Inc. (Nasdaq: STRA) today announced that the Company's Board of Directors declared a quarterly cash dividend of $0.065 per common share ($0.26 annually) for the quarter ending December 31, 2002. The dividend is payable on January 22, 2003 to shareholders of record on January 8, 2003.

Strayer Education (www.strayereducation.com) is an education services holding company which owns Strayer University and certain other assets. Strayer's mission is to make higher education achievable and convenient for working adults in today's economy. Strayer University (www.strayer.edu) is a proprietary institution of higher learning which offers undergraduate and graduate degree programs in Business Administration, Accounting, and Information Technology to more than 16,500 working adults at 20 campuses in Maryland, Washington, D.C., Virginia, and North Carolina and via the Internet through Strayer University Online. Strayer University is committed to providing an education that prepares working adult students for advancement in their careers and professional lives. By constantly adapting to the latest techniques and technologies used in business, we provide our graduates with practical skills and a competitive edge in the changing marketplace.

Strayer University is accredited by the Middle States Commission on Higher Education. Founded in 1892, Strayer attracts students from around the country and throughout the world.



                                     -more-


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This press release contains statements that are forward looking and are made pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995 "(Reform Act"). The statements are based on the Company's current expectations and are subject to a number of uncertainties and risks. In connection with the Safe Harbor provisions of the Reform Act, the Company has identified important factors that could cause the Company's actual results to differ materially. The uncertainties and risks include the pace of growth of student enrollment, our continued compliance with Title IV of the Higher Education Act, and the regulations thereunder, as well as state and regional regulatory requirements, competitive factors, risks associated with the opening of new campuses, risks associated with the offering of new educational programs and adapting to other changes, risks associated with the acquisition of existing educational institutions, risks relating to the timing of regulatory approvals, our ability to implement our growth strategy, and general economic and market conditions. Further information about these and other relevant risks and uncertainties may be found in the Company's annual report on Form 10-K and its other filings with the Securities and Exchange Commission, all of which are incorporated herein by reference and which are available from the Commission. We undertake no obligation to update or revise forward looking statements.



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